INVESTOR PRESENTATION © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Cautionary note regarding forward-looking statements Forward-Looking Statements This presentation of ZAGG Inc (“ZAGG,” the “Company,” “we” or “us”) contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," “believes”, “project”, “expects”, “anticipates”, “estimates”, “forecasts”, “intends”, “strategy”, “plan”, “may”, “will”, “would”, “will be”, “will continue”, “will likely result” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our guidance for the Company and statements that estimate or project future results of operations or the performance of the Company. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (a) the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers; (b) building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products; (c) the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple, Samsung, and Google; (d) changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google; (e) the ability to successfully integrate new operations or acquisitions, (f) the impact of inconsistent quality or reliability of new product offerings; (g) the impact of lower profit margins in certain new and existing product categories, including certain mophie products; (h) the impacts of changes in economic conditions, including on customer demand; (i) managing inventory in light of constantly shifting consumer demand; (j) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the company from cyber-attacks, terrorist incidents, or the threat of terrorist incidents; (k) changes in US and international trade policy an tariffs, including the possible effect of recent US tariff proposals on select materials used in the manufacture of products sold by the Company which are sourced from China, (l)adoption of or changes in accounting policies, principles, or estimates; and (m) changes in the law, economic and financial conditions, including the effect of enactment of US tax reform or other tax law changes. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This presentation also contains estimates and other statistical data made by independent parties and by ZAGG relating to market share, growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by ZAGG. Non-GAAP Financial Measures This presentation also includes certain non-GAAP financial measures, Adjusted EBITDA, Adjusted EBITDA Margin, and Diluted Operating Earnings Per Share. Readers are cautioned that (1) Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, other income (expense), transaction costs, fair value inventory write-up related to acquisition, mophie restructuring charges, mophie employee retention bonus, loss on disputed mophie purchase price (2016 only), consulting fee to former CEO, CEO signing bonus, CFO retention bonus, and impairment of intangible asset), (2) Adjusted EBITDA Margin (Adjusted EBITDA stated as a percentage of revenue), and (3) Diluted Operating Earnings Per Share (diluted earnings per share excluding the tax-effected impact of transaction costs, inventory step-up, and amortization expense – all in conjunction with the BRAVEN, Gear4 and HALO acquisitions) are not financial measures under US generally accepted accounting principles (“GAAP”). In addition, this financial information should not be construed as an alternative to any other measure of performance determined in accordance with GAAP, or as an indicator of operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that it fails to address. As such, it should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We present Adjusted EBITDA, Adjusted EBITDA Margin, and Diluted Operating Earnings Per Share because we believe that they are helpful to some investors as measures of performance. We caution readers that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Accordingly, its use can make it difficult to compare current results with results from other reporting periods and with the financial results of other companies. © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Our Corporate Values & Objectives © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

A History of Innovation © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

A History of Innovation Category Pioneer & Creators Award-Winning juice pack access Award-Winning juice pack access ▪ Screen Protection ▪ Battery Phone Cases Award-Winning juice pack access ▪ Portable Batteries ▪ Wireless Charging Award-Winning juice pack access ▪ Tablet Keyboards ▪ Phone Cases ▪ “mophie's Juice Pack Access is an elegant solution Rugged Bluetooth Speakers Awardto -aW newin annd ivneryg re ajl uproicbleem. ”pack access “mophie's Juice Pack Access is an elegant solution - Engadget ▪ to a new and very real problem.” “Finally, we can get the battery power we need Waterproof Bluetooth- Engadget Speakers without the trade-offs.” Award-Winning juice pack access - Te2018chlicio Bestus “mophie's Juice Pack Access is an elegant solution “Finally, we can get the battery power we need to a new and very real problem.” Wireless - Engadget “mophie's Juice Pack Access is an elegant solu“timono phie, the company behind some of our without the trade-offs.” to a new and very real problem.” favorite iPhone cases, is Bluetoothback with an other winner.” - Techlicious - Engadget “Finally, we can get the battery power we need Patent Portfolio - GottaBeMobile “Finally, we can get the battery power we need Speaker without the trade-offs.” “mophie, the company behind some of our without the trade-offs.” - Techlicious ▪ favorite iPhone cases, is back with another winner.” - Techlicious 10X growth since 2013 “mophie, the company behind some of our - GottaBeMobile “mophie, the company behind some of our © 2018 ZAGG IP Holding Co., Inc. TML-0066-B favorite iPhone cases, is back with another winner.” CONFIDfENavTIoALri:t Ienf oirmaPhotionn eco nctaainseed sh,e reisi nb isa scubkje wct ittoh n oan-ndiosclthoseurer wagirenenmeern.t” or other confidentiality requirements. “mophie's Juice Pack Access is an elegant solution - GottaBeMobile to a new and very real problem.” - GottaBeMobile - Engadget “Finally, we can get the battery power we need © 2018 ZAGG IP Holding Co., Inc. TML-0066-B © 2018 ZAGG IP Holding Co., Inc. TML-0066-B without the trade-offs.” CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements. CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements. - Te©c 2h0l1ic8 i oZAGusG IP Holding Co., Inc. TML-0066-B © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements. CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements. “mophie, the company behind some of our favorite iPhone cases, is back with another winner.” - GottaBeMobile “mophie's Juice Pack Access is an elegant solution to a new and very real problem.” © 2018 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements. - Engadget “Finally, we can get the battery power we need without the trade-offs.” - Techlicious “mophie, the company behind some of our favorite iPhone cases, is back with another winner.” - GottaBeMobile © 2018 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Market Leading Brands in Mobile Lifestyle Protection #1 market share (51% 1) - US #1 market share (23% 2) - UK Screen protection Protective cases Power 1 #1 market share (67% ) - US #1 market share (35% 1) - US #1 market share (23% 1) - US Battery cases External power Wireless charging pads 1 Source: The NPD Group / Retail Tracking Service for the three months ended December 2018; NPD data refers to dollar share and pertains only to U.S. retail sales 2 Source: GfK SE / market share information for the three months ended December 2018; GfK data refers to dollar share and pertains only to U.K. retail sales © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Product Portfolio Aligns With Consumer Needs



$300M
$250M
$200M
$150M
$100M
57%
33%
6%
4%
$538M
net sales
2018
Protection
Power
Productivity & Other
Audio

% of sales figures from 2018 year-end results

Investment protection



- Handset costs continue to rise
- Protecting trade-in value of device
- Brittleness vs. scratch resistance screens
- ***1.5 billion smartphones sold in 2017***

Extended power



- Larger screens and thinner devices are gaining popularity
- Apps & increased phone usage drain battery at an alarming rate
- ***"Our One Wish? Longer Battery Life" – Wall Street Journal***

Mobile audio lifestyle



- People are consuming increasing amounts of content – wireless options allow for more flexibility
- ***Mobile music listening has increased weekly headphone usage from 3 hours in 1980 to over 20 hours in 2016***

Productivity & Connectivity



- Mobile traffic outpacing desktop traffic
- Increasing frequency of working remotely
- Tablets being used for more than just consumption – content creation

© 2019 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Aligned With Top OEMs © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Preferred Partner Across Channels

Channel	Select customers	% of sales[1]
Wireless carriers	verizon, at&t, T-Mobile, Sprint, EE, Carphone Warehouse, OPTUS, vodafone	48%
Major retail	amazon, Apple, Target, Best Buy, Walmart, MediaMarkt, Saturn, fnac, ELKJOP, JB HI-FI	37%
E-commerce	ZAGG.com, mophie.com, gear4.com, HALO.com	8%
Strategic retail	Bed Bath & Beyond, Walgreens, The Home Depot, Publix, Hudson Group, QVC, HSN, Samsung Store, Argos, Dixons	7%

ZAGG International customers = ~13% of sales[1]

Why our partners love us

- Deep strategic partnerships
- Category management expertise
- Speed to market
- Operational execution
- World class customer service
- Strong retail sell-through
- High margin categories

[1] % of sales figures from 2018 year-end results

ZAGG BRANDS

© 2019 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Growth – Doors & Channels Considerable Americas & EMEA door growth with additional penetration opportunities globally % US % Intl. Americas & EMEA Door Count Revenue Share 84% 16% * Under-indexed vs. OEM Revenue Share 93,868 72,293 45,177 49,355 33,231 25,975 2013 2014 2015 2016 2017 2018 Source: ZAGG 2018 Revenue By Geography © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Growth – Categories

Significant organic and inorganic expansion opportunities available

ZAGG BRANDS

INVISIBLE SHIELD
- **Screen Protection**
- Insurance
- Services
- Protective Cases
- External protection

mophie.
- **Power Cases**
- **Portable Power**
- **Wireless Charging**
- **Cables & Adapters**
- Car & Wall Chargers
- Docks & Stands
- Protective Cases
- Smartwatch Accessories
- B2B Charging

ZAGG
- **Tablet Keyboards**
- Tablet/Laptop Cases
- Hubs
- Docks
- Computer Keyboards
- Mice
- Presenters
- BT Speakerphones
- Computer Headsets

BRAVEN
- **BT Speakers**
- **BT Earbuds**
- BT Headphones
- Home Audio
- Alexa Enabled
- Google Home Enabled
- Cortana Enabled

IFROGZ
- **BT Earbuds**
- **BT Headphones**
- BT Speakers

gear4
- **Protective Cases**
- Screen Protection

HALO
- **Portable Power**
- **Wireless Charging**
- **Flashlights**
- **Cables**

ZAGG BRANDS
© 2019 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

© 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

INVISIBLE SHIELD
#1 SELLING SCREEN PROTECTION
#1 selling mobile screen protector
165 MILLION SOLD
More than 165 million sold worldwide
550+ AUTHORIZED WARRANTY LOCATIONS
550+ Authorized InvisibleShield warranty retail locations in the U.S. & Canada

ZAGG BRANDS

© 2019 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Dollar Market Share Growth 60% 50% 54% 51% 52% 40% 42% 30% 34% 20% 10% 0% 2014 2015 2016 2017 2018 The NPD Group, Inc., U.S. Retail Tracking Service, Cell Phone Screen Protection trailing 12 months from January 2014 – December 2018; NPD data refers only to U.S. retail sales © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Glass+ VisionGuard Filters Harmful Blue Light

Medical Conditions

- *Digital Eye Strain*
- *Computer Vision Syndrome*

Symptoms of Digital Eye Strain Include

- Dry or irritated eyes
- Premature eye aging (especially for children)
- Sleep disruption and sleep loss
- Blurred vision



In Partnership with



WITH
eyesafe

eyesafe
by Healthe

VISION HEALTH ADVISORY

The **EyeSafe Vision Health Advisory Board** and **Healthe** are made up of leading ophthalmic and vision MD professionals focused on fighting blindness and saving sight.

MEMBERS OF

THE VISION COUNCIL | Prevent Blindness | CEDARS ASPENS

ZAGG BRANDS
© 2019 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

InvisibleShield On-Demand ▪ 12,500+ device designs ▪ 550+ US locations ▪ 2,500+ global locations ▪ Push technology for same-day service Need modified ISOD graphic © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

CPR – Cell Phone Repair 2 times when consumers need screen protection: ▪ when they buy their phone ▪ when they break their phone 450+ locations © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

© 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

The leading mobile battery case, portable Continued focus on innovation, including the recent battery, and wireless charging pad brand in launch of the juice pack access, which leaves the the U.S. iPhone Lightning port open to allow users to plug in wired headphones (for iPhone X/Xs, Xs Max and XR) Created the battery case category for mophie is not a mobile accessory, mobile devices. it’s a mobile necessity. Mobile Battery Case Portable Battery Wireless Charging © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Product Innovation 2019 Reinvented wireless juice pack that provides full access to iPhone Lightning port for the first time © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Wireless Product Ecosystem © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Brands Recently Acquired © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

▪ UK’s #1 protective phone-case brand ▪ Exclusive access to D3O® patented impact technology ▪ Opportunity for sales growth, particularly within US wireless and big box retailers ▪ Accretive long-term profit margins © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

▪ One of top-selling electronics brands on QVC ▪ Extensive IP portfolio, including wireless charging, car and wall chargers, portable power, power wallets, and more ▪ Opportunity to bring ZAGG brands to televised and online home shopping sales channel ▪ Accretive long-term profit margins © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

▪ Category creator of outdoor, waterproof, rugged Bluetooth® speaker category ▪ Audio IP portfolio ▪ Audio engineering expertise ▪ Opportunity for US and International big box and wireless retail sales growth © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Financial Overview © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Compelling Sales Growth Net Sales (amounts in millions, except percentages) $620 +15% $538 $519 +4% $402 +29% 2016 2017 2018 2019E 1 1 Midpoint of 2019 net sales guidance © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Increasing Profitability Adjusted EBITDA (amounts in millions, except percentages) $84 $73 $76 $37 v 1 2016 2017 2018 2019P 2 Adjusted EBITDA 9.2% 14.1% margin % 14.2% 13.6% 1 mophie Adjusted EBITDA of ($16mm); ZAGG Adjusted EBITDA of $53mm 2 Midpoint of 2019 Adjusted EBITDA guidance © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Strong Balance Sheet—Use of Cash Net Debt1 (amounts in millions) ▪ Service debt $80 $69 ▪ Internal growth initiatives $70 $60 ▪ ZAGG share repurchase 2 $50 $43 $40 ▪ M&A opportunities $30 $20 $10 $0 Q1 Q2 Q3 Q4 2016 2017 2018 1 Net debt defined as total debt less cash. 2 During 2018, the Company invested $12.1 for repurchases of ZAGG stock, approximately $4.5 in cash consideration for the acquisition of BRAVEN, and approximately $30.5 in cash consideration for the purchase of Gear4 (total cash investment of $47.1). © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Strong Balance Sheet – Share Repurchase ZAGG History of Share Repurchase1 (amounts in millions) Cumulative Cash Spent of Share Repurchase $60.0 $49.7 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 2013 2014 2015 2016 2017 2018 1 ZAGG has repurchased 7.0 million shares at an average price of $7.12. © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Strong Balance Sheet – M&A Opportunities Purchase price / acquisition date (amounts in millions) Cumulative Net Sales1 Keyboard IP acquisition $2.5 (2011) $100 (2011) ▪ Global Distribution ▪ Amplified Through Brands $100 (2016) $1,199 ▪ Operational Excellence $5 (2018) ▪ Customer Care ~$39 (2018) ~$43 (2019) 1Cumulative sales for the year-ended December 31, 2018. © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Appendix © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Experienced Senior Management Team



Prior experience:
DELL
AST Computer

Chris Ahern, *CEO*

Years at ZAGG: 5
Years of experience: 22



Prior experience:
KPMG
Novell

Taylor Smith, *CFO* *(effective 3/31/2019)*

Years at ZAGG: 8
Years of experience: 17



Prior experience:
steelseries
Motorola
iGO
Purina

Brian Stech, *President*

Years at ZAGG: 5
Years of experience: 22



Prior experience:
hp
DELL
Apple

Jim Kearns, *COO*

Years at ZAGG: 1
Years of experience: 31



Prior experience:
Thorpe · North · Western

Abby Barraclough, General Counsel

Years at ZAGG: 7
Years of experience: 19



Prior experience:
Callaway
Nike
Pizza Hut
General Mills

Brad J. Holiday, *SVP Finance & Strategic Projects*

Years at ZAGG: 4
Years of experience: 42



Prior experience:
simply·mac
GameStop
T-Mobile

Steve Bain, GM *of ZAGG, InvisibleShield, & Audio*

Years at ZAGG: 1
Years of experience: 27



Prior experience:
adidas
TaylorMade
Erickson
McCann

Robert Johnson, GM of mophie

Years at ZAGG: 1
Years of experience: 26



Prior experience:
DELL
Samsung

Gavin Slevin, GM of International

Years at ZAGG: 3
Years of experience: 20



Prior experience:
LANDESK
Silicon Valley Law Group

Matt Smith, VP of Corporate Development

Years at ZAGG: 2
Years of experience: 17

Senior leadership has assembled a talented and dedicated management team which has transformed ZAGG and positioned the company for continued growth

ZAGG BRANDS
© 2019 ZAGG IP Holding Co., Inc. TML-0066-B
CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.

Projected 2019 Guidance 2019 Guidance (amounts in millions, except per share data and percentages) ▪ Net sales in a range of $610 - $630 ▪ Gross profit as a percentage of net sales in the mid 30’s range ▪ Adjusted EBITDA of $82 - $86 ▪ Diluted Operating Earnings Per Share of $1.47 - $1.60 © 2019 ZAGG IP Holding Co., Inc. TML-0066-B CONFIDENTIAL: Information contained herein is subject to non-disclosure agreement or other confidentiality requirements.